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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 12, 2001 (June 11, 2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-10410                 62-1411755
 (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     ONE HARRAH'S COURT
     LAS VEGAS, NEVADA                                          89119
(Address of Principal Executive Offices)                      (Zip Code)


                                 (702) 407-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


           -------------------------------------------------------------
           (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      On June 11, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99(1) Text of press release, dated June 11, 2001, of the
                        Registrant.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRAH'S ENTERTAINMENT, INC.


Date: June 12, 2001                 By: /s/ Brad L. Kerby
                                        -----------------------------------
                                    Name:  Brad L. Kerby
                                    Title: Corporate Secretary